Lord Abbett Bond-Debenture Fund

         SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 2000

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                                              A mutual fund with a multi-faceted
                                                 approach to seeking high income

                                     [LOGO]

                                   Visit our
                                Web Site and get
                            up-to-date statistics and
                           other useful information at
                               www.lordabbett.com

Lord Abbett Bond-Debenture Fund

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Since its establishment in 1971, Lord Abbett  Bond-Debenture Fund has sought the best of both worlds -- high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

"Over the long haul, this Fund's returns have been competitive, and it has been less volatile than the typical high-yield fund. The Fund has delivered fine long-term returns."

                                                        Morningstar Mutual Funds
                                                                       June 2000

--------------------------------------------------------------------------------
Historically Consistent                     Average Annual Rates of Total Return
Total Returns                               as of 6/30/00(1)

[GRAPHIC OMITTED]
For the past 20 years    +10.4% per year
For the past 15 years    + 9.4% per year
For the past 10 years    +10.1% per year
For the past 5 years     + 7.9% per year
For the past year        + 3.0% for the year
--------------------------------------------------------------------------------
Flexibility                                   The  Fund's  flexible   investment
                                              policy  enables  it  to  adapt  to
                                              changing economic conditions. (See
                                              page 5 for  the  Fund's  portfolio
                                              composition.)

--------------------------------------------------------------------------------
High Current Income                    Dividend Distribution Rates on 6/30/00(2)

[GRAPHIC OMITTED]
At Net Asset Value            +8.6%
At Maximum Offering Price     +8.2%

--------------------------------------------------------------------------------
Average  Annual                               Average  annual total  returns for
Total  Returns                                periods ended 6/30/00 at the Class
                                              A share  maximum  sales  charge of
                                              4.75%,   with  all   distributions
                                              reinvested:

[GRAPHIC OMITTED]
10 years  +9.55%
5 years   +6.84%
1 year    -1.90%

                                              The  Fund's  SEC  yield for the 30
                                              days  ended   6/30/00  was  8.00%.
                                              Total return is the percent change
                                              in     value,     assuming     the
                                              reinvestment of all distributions.

                                              The    results    quoted    herein
                                              represent   Class  A  share   past
                                              performance,     which    is    no
                                              indication of future results.  The
                                              investment  return  and  principal
                                              value of an investment in the Fund
                                              will fluctuate so that shares,  on
                                              any  given  day or when  redeemed,
                                              may be  worth  more or  less  than
                                              their  original  cost.

                                        (1)     Class A share performance at net
                                                asset   value  and  assumes  the
                                                reinvestment        of       all
                                                distributions. The Series issues
                                                additional   classes  of  shares
                                                with distinct  pricing  options.
                                                See  Important   Information  on
                                                page 6.

                                        (2)     Based  on  the   Class  A  share
                                                monthly   dividend   of  $.0625,
                                                annualized.

Report to Shareholders
For the Six Months Ended June 30, 2000

[PHOTO]
Robert S. Dow
Chairman
July 10, 2000

"We are pleased to report that despite challenging market conditions for high-yield bonds, your Fund outperformed its peer group of high-yield bond funds."

-------------------------------------------------------------------------------
|              DALBAR                 Lord,  Abbett  & Co.  is  proud  to     |
|      HONORS COMMITMENT TO           announce we have  received a DALBAR     |
|            INVESTORS                award  for  providing  consistently     |
|              1999                   good service to  shareholders,  the     |
|                                     1999 Key  Honors  Award for  Mutual     |
|                                     Fund  Service.   DALBAR,  Inc.,  an     |
|                                     independent   research   firm   and     |
|                                     evaluator  of mutual fund  service,     |
|                                     presents  the  award  to  financial     |
|                                     services    firms   that    provide     |
|                                     consistently   solid   service   to     |
|                                     clients.                                |
-------------------------------------------------------------------------------

Lord Abbett Bond-Debenture Fund completed the first six months of its fiscal year on June 30, 2000, with net assets of approximately $3.6 billion. Below is an overview of Class share performance for the period.


                                                 Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

                      Class A     Class B     Class C      Class P     Class Y
--------------------------------------------------------------------------------
    Net asset value     $8.74       $8.74        $8.75       $8.84       $8.73
    Dividends           $0.38       $0.35        $0.35       $0.37       $0.39
    Total return*        0.64%       0.42%        0.43%       1.62%       0.83%

The first half of this year was highlighted by several key events in the fixed income markets. The Federal Reserve Board (the Fed) raised short-term interest rates three times from January to June, making the rate hike in May 2000 the sixth in 12 months. Another significant event was the Treasury Department's independent decision to buy back some of its long-term debt (30-year
Treasuries). At the same time, the Treasury also announced its decision to cut the number of auctions during the year of these long Treasuries from four to two. These decisions by the Treasury, coupled with the actions of the Fed, helped invert the Treasury yield curve. This created an unusual situation in which longer-term Treasuries yielded less than short- and intermediate-term Treasuries.(1)

As the year progressed into the second quarter, hints of a slightly cooling economy began to emerge. Unemployment rose a bit in May, and consumer spending lost some steam and fell off from its record highs of 1999 and early 2000. At the Fed's meeting in June 2000, it did not raise rates again -- a sign that it was possibly becoming more satisfied that economic growth in the U.S. was, in fact, slowing. Throughout most of the second quarter, the Treasury yield curve changed little. Although intermediate-term Treasuries fell slightly in yield in June, they continued to yield more than long-term maturities. Also significant to fixed income investors was the fact that throughout the six-month period under review, yields on most non-Treasury debt securities remained significantly higher than yields of Treasury securities.

Overall, this was a difficult period for high-yield credit, marked by rising borrowing costs and reduced access to capital for many companies, which resulted in continued low issuance of new high-yield debt securities. Fragile market conditions and heavy outflows of funds from high-yield bond mutual funds resulted in a somewhat lackluster performance in the high-yield bond market. The yield spread, or difference in yields, between lower-rated, high-yield bonds and 10-year Treasury notes has remained at historically wide levels since January of this year; whereas high-yield bonds (represented by the Merrill Lynch High Yield Master Index(2)) have yielded roughly 629 basis points (6.29%) more than Treasuries.

Favorable Performance in Challenging Conditions

We are pleased to report that despite challenging market conditions for high-yield bonds, your Fund outperformed its peer group of high-yield bond funds during this period.(3) We raised the overall quality of the portfolio during the period by increasing our allocation to investment-grade corporate bonds. In addition, we identified what we believe are compelling opportunities to capture attractive yield in the mortgage-backed securities market.

Report to Shareholders
For the Six Months Ended June 30, 2000


We also increased the portfolio's percentage of equity-related securities, primarily convertible bonds issued by select technology and wireless-telecommunications companies. Finally, we reduced the number of companies represented in the portfolio by culling the portfolio of underperforming securities and increasing our exposure to the holdings that we favor, including certain oil and gas companies.

Preparing for the Months Ahead

We believe that high-yield securities are apt to provide good returns in the months ahead, particularly if the Fed is successful in slowing consumer demand and in engineering a "soft landing" for the economy. Provided this "soft landing" plays out, we would consider increasing our exposure to high-yield bonds. We will continue to focus on the securities issued by select wireless-telecommunications companies, as we anticipate strong growth and further consolidation in this industry sector. Likewise, we are keeping a close watch on securities associated with companies in oil and natural gas, since we believe oil and gas prices are likely to remain above historical averages throughout the remainder of the year. In general, we expect that the Fed's attempts to slow U.S. economic growth will continue to have an effect. As sufficient evidence of an economic slowdown becomes more apparent in the second half of this year, we believe the Fed will no longer need to pursue its tightening posture.

Past performance is no indication of future results.
* Total return, which is not annualized, is the percent change in net asset value, assuming the reinvestment of all distributions.

(1) Unlike U.S. Treasuries, the high-yield/lower-rated bonds in which the Fund invests are neither insured nor guaranteed by the U.S. Government and are regarded as involving a greater degree of risk.

(2) The Merrill Lynch High Yield Master Index is unmanaged and is unavailable for direct investment.

(3) Comparison based on 6-month total returns for the period 12/31/99 to 6/30/00 for Lipper's High Yield Bond Average (-1.67%) vs. Lord Abbett Bond-Debenture Fund (0.64%), Class A shares at net asset value. Source:
     Lipper Analytical Services, Inc. and Lord, Abbett & Co. Lipper Analytical Services, Inc. is an independent, third party research firm that provides data and research information to the investment industry.

Aiming for High Total Returns

Seeking High Returns

Dividend distribution rates were 8.59% and 8.18% (based on the Class A share net asset value and maximum offering price, respectively, on 6/30/00, and the monthly dividend of $.0625, annualized). See Important Information on page 6.

Striving for Consistency of Performance

The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

-------------------------------------------------------------------------------
Growth of $10,000 Investments: 4/1/71-6/30/00(1)

[GRAPHIC OMITTED]
1973 - 1974: The last major bear market; the unmanaged S&P 500 declined 37.3%.
             The Fund mitigated the cedline, then recovered strongly.
1977 - 1981: Interest rates soared; bond prices sank.
             The Fund was up every year.
1990 - 1991: Recession and the Middle East crisis jolted all markets;
             lower rated bond market especially hard hit.
             The Fund mitigated the decline, then recovered strongly.
1997 - 1998: Global economic fears hurt high-yield bonds. The Fund posted a positive total return.

          The Fund       High Yield Funds    Inflation
4/1/71    10,000         10,000              10,000
197       10,765         10,675              10,275
1972      11,438         11,596              10,625
1973      10,313         10,387              11,550
1974       9,789          9,209              12,975
1975      12,689         11,299              13,875
1976      16,613         14,590              14,550
1977      17,777         15,607              15,525
1978      18,269         15,900              16,925
1979      19,547         16,614              19,175
1980      21,283         17,250              21,575
1981      22,412         18,361              23,500
1982      28,585         23,996              24,400
1983      33,416         27,838              25,325
1984      35,073         30,185              26,325
1985      42,442         36,771              27,325
1986      46,946         41,897              27,625
1987      47,828         42,777              28,850
1988      54,427         48,398              30,125
1989      57,181         48,039              31,525
1990      52,852         43,303              33,450
1991      73,116         59,333              34,475
1992      84,810         69,764              35,475
1993      98,356         83,005              36,450
1994      94,553         79,992              37,425
1995     111,099         93,327              38,375
1996     123,498        106,253              39,650
1997     139,175        120,087              40,325
1998     145,805        119,583              40,975
1999     151,495        125,024              42,075
6/30/00  152,478        122,948              43,075

This graph illustrates total return performance of Class A shares. The Fund's results do not include the maximum sales charge of 4.75% applicable to Class A share investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the Class A share maximum sales charge, see inside front cover. See Important Information on page 6. Past performance is no indication of future results.

(1)  The Fund commenced operations on 4/1/71.

(2)  Source: Lipper, Inc.

(3)  Calculated from 3/31/71.
-------------------------------------------------------------------------------
                                                                               3

Performance Update

The Fund has an impressive history of protecting long-term income investors from inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure, through various economic, interest-rate and inflation environments.(1)

The Fund Versus Inflation
$100,000 Invested: 4/1/71-6/30/00(2)

$100,000 invested at the Fund's inception grew to over $1 million

                                          Value of
                                          $100,000
Year                    Annual     Investment with       Inflation
Ended                Dividends   all Distributions       (Consumer
Dec. 31             Reinvested         Reinvested     Price Index)
-------------------------------------------------------------------------------------------------------------------

1971(3)              $  3,444         $103,408         $102,750---
1972                    7,447          109,881          106,250   |    From the early 1970s
1973                    8,190           99,066          115,500   |    through   the  early
1974                    9,147           94,039          129,750   |    1980s,    the   U.S.
1975                    9,702          121,891          138,750   |    economy  experienced
1976                   10,951          159,588          145,500   |    rapidly    rising
1977                   11,863          170,766          155,250   | <- inflation and
1978                   14,075          175,496          169,250   |    interest rates.  The
1979                   16,381          187,776          191,750   |    Fund  kept pace with
1980                   18,581          204,460          215,750   |    inflation  over this
1981                   22,804          215,294          235,000   |    turbulent period.
1982                   27,231          274,591          244,000---
1983                   31,037          320,998          253,250---
1984                   37,455          336,919          263,250   |    As the rate of  inflation  and  interest
1985                   43,075          407,712          273,250   |    rates  declined  in the 1980s,  the Fund
1986                   48,446          450,971          276,250   | <- outperformed  the CPI by an  average  of
1987                   51,124          459,445          288,500   |    6.7% per year.
1988                   53,027          522,839          301,250   |
1989                   59,075          549,292          315,250---
1990                   66,196          507,711          334,500---
1991                   70,960          702,365          344,750   |
1992                   77,774          814,719          354,750   |    During the  economic
1993                   82,411          944,831          364,500   |    expansion   of   the
1994                   86,706          908,297          374,250   | <- 1990s,    the   Fund
1995                   95,586        1,067,248          383,750   |    outperformed the CPI
1996                  103,258        1,186,350          396,500   |    by  an   average  of
1997                  104,184        1,336,953          403,250   |    8.0% per year.
1998                  107,900        1,400,639          409,750   |
1999                  115,369        1,455,307          420,750---
2000 (as of 6/30/00)   61,374        1,464,746          430,750


Total Dividends
Reinvested:       $1,454,773
-----------------===========----------------------------------------------------

Average Annual Rate of Return:          9.61%            4.95%
---------------------------------------======-----------=======-----------------

--------------------------------------------------------------------------------

The dollar amounts of capital gains distributions reinvested in Fund shares were: 1973-$1,556; 1977-$969; 1978-$7,490; 1979-$5,612; 1980-$768; 1981-$2,760;
1984-$4,508; 1986-$5,405; total: $29,068.


Source: Lord, Abbett & Co.

(1)  See Important Information on page 6.

(2) Fund investment reflects the deduction of the reduced 3.95% sales charge applicable to Class A share investments of $100,000. The maximum sales charge applicable to Class A shares is 4.75%.

(3)  Nine months only. The Fund began operations on 4/1/71.

Management in Action

Current Dividend Distribution Rates: 8.59% and 8.18% (based on the Class A share net asset value and maximum offering price, respectively, on 6/30/00, and the monthly dividend of $.0625, annualized). See Important Information on page 6.

The Fund's 3-Way Focus

1. High-yield Corporate Debt and Straight-preferred Stocks: 58.5%(1)

The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 19.1%(1)

Capital appreciation is sought by investing in convertible bonds and convertible preferred stocks, which may be exchanged for common stock. When the underlying stock rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 22.4%(1)

High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.

-------------------------------------------------------------------------------
 A History of the Fund's Portfolio Blend

[GRAPHIC OMITTED]

                         High Yield/              Equity Related     High-grade
                         lower-rated              Securities          Debt
                         Corporate Debt and
                         Straight-preferred
                         Stocks
As of December 31,
1974                     15.7%                    49.6%               34.7%
1979                     34.8%                    36.1%               29.1%
1982                     18.3%                    54.6%               27.1%
1988                     52.9%                    33.4%               13.7%
1995                     62.9%                    16.5%               20.6%
1998                     68.0%                    15.3%               16.7%
1999                     64.3%                    19.2%               16.5%
2000                     58.5%                    19.1%               22.4%

-------------------------------------------------------------------------------
Consistency of Performance...Over the Long Term

The Fund produced positive total returns 18 out of the last
20 calendar years(2)


Over the Short Term Over the last 20 calendar years between 1980 and 2000, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 3-year period earned a positive total return.(3)

Over the Long Term Over the last 20 calendar years between 1980 and 2000, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 10-year period earned average annual total returns of at least 9% per year.(3)


Average Annual Total Returns for 10-Year Periods Ending December 31(2):


                                                                                               2000
1989     1990     1991     1992     1993     1994    1995     1996     1997     1998    1999   as of 6/30/00
10.8%    69.0%    12.0%    11.0%    10.9%    9.9%    9.6%     9.6%     10.7%    9.8%    10.2%  10.1%


(1) Percent of net assets on 6/30/00. The Fund's portfolio is actively managed and subject to change.

(2)  At net asset value. All periods end December 31, except where noted.

(3) All periods end December 31. Assumes investment in Class A shares at maximum offering price. Total return is the percent change in value, assuming the reinvestment of all distributions. Past performance is no indication of future results.

Important Information

SEC yield is calculated on the Class A share maximum offering price of $9.18 on 6/30/2000, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate may differ from its SEC yield if the Fund purchases securities at a premium and distributes to shareholders interest income that has not been reduced for amortization of premiums on those securities. This practice is consistent with applicable tax elections made by the Fund, but may result in a decrease in the Net Asset Value (NAV) of shares of the Fund if the market values of the premium securities decrease over time.

Common stocks are subject to market fluctuations providing potential for gain and risk of loss. Bonds purchased are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but they have greater credit risk. Non-investment-grade, fixed-income securities generally involve greater volatility of price to principal and income than securities in higher rating categories. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/2000, this report must be accom panied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments 99.12%
------------------------------------------------------------------------------------------------------------------------------------
Investment-Grade Corporate Bonds 8.93%
------------------------------------------------------------------------------------------------------------------------------------
Banking .14%                   Dev Bank of Singapore 7 7/8% due 04/15/2010+ (F)                              $ 5,000   $   4,920,755
-----------------------------------------------------------------------------------------------------------------------=============
Broadcasters 1.38%             American Radio System Corp. 9% due 02/01/2006                                 13,500       14,014,067
                               CBS, Inc. 8 7/8% due 06/01/2022                                                3,000        3,086,571
                               Fox/Liberty Networks LLC 0% to 08/15/2002, 9  3/4% to 08/15/2007**            15,000       12,225,000
                               Fox/Liberty Networks LLC 8 7/8% due 08/15/2007                                20,000       19,950,000
                               Total                                                                                      49,275,638
-----------------------------------------------------------------------------------------------------------------------=============
Cable TV .80%                  Fundy Cable Ltd. Sr. Secured 2nd Priority Notes 11% due 11/15/2005 (F)        17,500       18,637,500
                               Lenfest Communications, Inc. 8 1/4% due 02/15/2008                            10,000        9,942,540
                               Total                                                                                      28,580,040
-----------------------------------------------------------------------------------------------------------------------=============
Diversified Financial
Services .20%                  Ford Motor Credit Co. 7 7/8% due 06/15/2010                                    7,100        7,102,272
-----------------------------------------------------------------------------------------------------------------------=============
Diversified Media 1.10%        Cox Communications, Inc. 6 7/8% due 06/15/2005                                25,000       24,187,125
                               Walt Disney Co. 7.30% due 02/08/2005                                          15,000       15,022,170
                               Total                                                                                      39,209,295
-----------------------------------------------------------------------------------------------------------------------=============
Electric Utilities .11%        Hyder plc 6 1/2% due 12/15/2008+ (F)                                           4,880        3,969,811
-----------------------------------------------------------------------------------------------------------------------=============
Energy 1.53%                   Gulf Canada Resources Ltd. 8.35% due 08/01/2006 (F)                           15,000       14,925,000
                               MetroGas SA 12% due 08/15/2000 (F)                                             7,500        7,518,750
                               Perez Companc SA 9% due 01/30/2004+ (F)                                        9,400        9,000,500
                               Perez Companc SA 9% due 01/30/2004 (F)                                         3,100        2,960,500
                               Petroleos Mexicanos 9% due 06/01/2007 (F)                                     10,000        9,800,500
                               Phillips Petroleum Co. 8 3/4% due 05/25/2010                                  10,000       10,606,190
                               Total                                                                                      54,811,440
-----------------------------------------------------------------------------------------------------------------------=============
Food .33%                      Coca-Cola Femsa SA 8.95% due 11/01/2006 (F)                                   12,000       11,940,000
-----------------------------------------------------------------------------------------------------------------------=============
Gaming .52%                    Harrah's Operating Co., Inc. 7 1/2% due 01/15/2009                            20,000       18,578,460

6



                               Statement of Net Assets
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Paper .14%                     International Paper Co. 8 1/2% due 07/08/2005+                               $ 5,000    $   5,049,225
Technology .79%                Computer Associates International, Inc. 6 3/8% due 04/15/2005                 30,000       28,122,210
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunications 1.89%       Deutsche Telekom Finance 8% due 06/15/2010 (F)                                 4,100        4,141,582
                               MasTec, Inc. 7 3/4% due 02/01/2008                                             5,500        5,087,500
                               Qwest Communications International, Inc. 0% to 02/01/2003,
                               8.29% to 02/01/2008**                                                         13,000       10,276,409
                               Rogers Cantel, Inc. 8.30% due 10/01/2007 (F)                                  30,000       29,475,000
                               Telefonica De Argentina 9 1/8% due 05/07/2008+ (F)                            18,170       16,898,100
                               Telefonica De Argentina 9 1/8% due 05/07/2008 (F)                              1,830        1,715,625
                               Total                                                                                      67,594,216
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investment-GradeCorporate Bonds (Cost $324,661,351)                                 319,153,362
-----------------------------------------------------------------------------------------------------------------------=============
High-Yield Corporate Debt 58.22%
------------------------------------------------------------------------------------------------------------------------------------
Airlines .69%                  America West Airlines, Inc. 10 3/4% due 09/01/2005                            15,000       14,437,500
                               Continental Airlines, Inc. 8% due 12/15/2005                                   6,250        5,781,250
                               Piedmont Aviation, Inc. Equipment Trust Certificate
                               10.35% due 03/28/2011                                                          2,000        1,889,432
                               US Air, Inc. Equipment Trust Certificate 10 1/2% due 01/15/2004                2,634        2,640,437
                               Total                                                                                      24,748,619
-----------------------------------------------------------------------------------------------------------------------=============
Auto Parts .38%                Lear Corp. 8.11% due 05/15/2009                                               15,000       13,683,075
-----------------------------------------------------------------------------------------------------------------------=============
Automotive 2.94%               Accuride Corp. 9 1/4% due 02/01/2008                                          12,750       10,773,750
                               Atlantic Express Transportation Corp. Sr. Secured Notes
                               10 3/4% due 02/01/2004                                                         6,200        5,518,000
                               Collins & Aikman Products Co. 11 1/2% due 04/15/2006                          15,000       14,512,500
                               Dura Operating Corp. 9% due 05/01/2009                                        15,000       13,125,000
                               Navistar Financial Corp. 9% due 06/01/2002                                    10,000       10,000,000
                               Navistar International Corp. 8% due 02/01/2008                                12,500       11,531,250
                               Oshkosh Truck Corp. 8 3/4% due 03/01/2008                                     15,000       14,025,000
                               Safelite Glass Corp. 9 7/8% due 12/15/2006++                                  10,000          137,500
                               Tenneco Automotive, Inc. 11  5/8% due 10/15/2009                              20,000       17,900,000
                               Venture Holdings Trust 9 1/2% due 07/01/2005                                  10,000        7,650,000
                               Total                                                                                     105,173,000
-----------------------------------------------------------------------------------------------------------------------=============
Banking .72%                   B.F. Saul REIT Sr. Secured Notes 9 3/4% due 04/01/2008                        17,500       15,181,250
                               Ocwen Federal Bank FSB 12% due 06/15/2005                                      7,000        6,510,000
                               Ocwen Financial Corp. 11 7/8% due 10/01/2003                                   4,250        3,888,750
                               Total                                                                                      25,580,000
-----------------------------------------------------------------------------------------------------------------------=============
Broadcasters 3.73%             Allbritton Communications Co. 9 3/4% due 11/30/2007                           25,500       24,607,500
                               Cumulus Media, Inc. 10 3/8% due 07/01/2008                                     9,000        7,650,000
                               Granite Broadcasting Corp. 10 3/8% due 05/15/2005                             11,435       10,920,425
                               Gray Communication System, Inc. 10 5/8% due 10/01/2006                         4,000        4,000,000
                               Interep National Radio Sales, Inc. 10% due 07/01/2008                         11,000        9,790,000
                               Sinclair Broadcasting Group, Inc. 8 3/4% due 12/15/2007                        7,500        6,637,500
                               Sinclair Broadcasting Group, Inc. 10% due 09/30/2005                          52,000       49,920,000
                               TV Azteca SA de CV 10 1/2% due 02/15/2007 (F)                                 22,000       19,800,000
                               Total                                                                                     133,325,425
-----------------------------------------------------------------------------------------------------------------------=============
Building Materials 1.22%       American Builders & Contractors Supply Co., Inc.
                               10 5/8% due 05/15/2007                                                         7,500        6,206,250
                               American Standard, Inc. 8 1/4% due 06/01/2009                                 15,000       14,437,500
                               Euramax International plc 11 1/4% due 10/01/2006 (F)                          10,000        9,550,000
                               Kevco, Inc. 10 3/8% due 12/01/2007                                            10,000        2,450,000
                               Nortek, Inc. 8 7/8% due 08/01/2008                                            12,000       10,920,000
                               Total                                                                                      43,563,750
-----------------------------------------------------------------------------------------------------------------------=============
Cable TV 8.36%                 CSC Holdings, Inc. 9 1/4% due 11/01/2005                                      20,000       20,225,000

                                                                               7


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
                               Century Communications Corp. 9 1/2% due 03/01/2005                          $ 25,000   $   24,250,000
                               Charter Communications Holdings 0% to 04/01/2004, 9.92% to 04/01/2011**       25,000       14,250,000
                               Charter Communications Holdings 8 5/8% due 04/01/2009                         25,000       22,093,750
                               Charter Communications Holdings 10% due 04/01/2009                            20,000       19,400,000
                               Comcast UK Cable 0% to 11/15/2000, 11.20% to 11/15/2007** (F)                 10,000        9,375,000
                               EchoStar DBS Corp. 9 3/8% due 02/01/2009                                      10,000        9,650,000
                               FrontierVision 0% to 09/15/2001, 11 7/8% to 09/15/2007**                      11,750       10,222,500
                               FrontierVision 0% to 09/15/2001, 11 7/8% to 09/15/2007**                       8,250        7,177,500
                               FrontierVision Operating Partners 11% due 10/15/2006                          15,000       15,225,000
                               Globo Communicacoes e Participacos Ltd. 10 5/8% due 12/05/2008+ (F)           15,000       12,637,500
                               Mediacom LLC 8 1/2% due 04/15/2008                                            20,000       18,500,000
                               NTL Communications Corp. 0% to 10/01/2003, 12 3/8% to 10/01/2008**(F)         25,000       16,000,000
                               NTL, Inc. 10% due 02/15/2007 (F)                                              15,000       14,250,000
                               Renaissance Media Group 0% to 04/15/2003, 10% to 04/15/2008**                 15,000       10,275,000
                               Telewest Communication plc 0% to 04/15/2004, 9 1/4% to 04/15/2009** (F)       20,000       10,850,000
                               Telewest Communication plc 0% to 10/01/2000, 11% to 10/01/2007** (F)           8,000        7,620,000
                               Telewest Communication plc 9 7/8% due 02/01/2010+ (F)                         14,500       13,557,500
                               United Pan-Europe Communications NV 0% to 08/01/2004, 12 1/2% to
                               08/01/2009** (F)                                                              38,000       19,285,000
                               United Pan-Europe Communications NV 11 1/4% due 11/01/2009 (F)                27,000       23,895,000
                               Total                                                                                     298,738,750
-----------------------------------------------------------------------------------------------------------------------=============
Capital Goods 1.05%            BE Aerospace, Inc. 9 7/8% due 02/01/2006                                      20,000       19,100,000
                               International Wire Group, Inc. 11 3/4% due 06/01/2005                         10,000       10,100,000
                               National Equipment Services 10% due 11/30/2004                                10,000        8,350,000
                               Total                                                                                      37,550,000
-----------------------------------------------------------------------------------------------------------------------=============
Chemicals 2.04%                Atlantis Group, Inc. 11% due 02/15/2003                                        5,000        5,018,750
                               Huntsman Corp. 9 1/2% due 07/01/2007+                                         15,450       14,136,750
                               Huntsman ICI Chemicals LLC 10 1/8% due 07/01/2009 (F)                         10,000       10,125,000
                               Lyondell Chemical Co. Sr. Secured Notes 9 5/8% due 05/01/2007                 10,000        9,875,000
                               NL Industries, Inc. Sr. Secured Notes 11 3/4% due 10/15/2003                   5,350        5,483,750
                               Pioneer Americas Acquisition Corp. 9.18% due 12/05/2006                          294          208,509
                               Pioneer Americas Acquisition Corp. 9.79% due 12/05/2006                        2,440        1,732,229
                               Pioneer Americas Acquisition Corp. 9.79% due 12/05/2006                        4,518        3,207,831
                               Pioneer Americas Acquisition Corp. Sr. Secured Notes 9 1/4%
                               due 06/15/2007                                                                 7,500        4,987,500
                               Sterling Chemical, Inc. 11 3/4% due 08/15/2006                                14,150       11,673,750
                               Texas Petrochemicals Corp. 11 1/8% due 07/01/2006                              7,500        6,412,500
                               Total                                                                                      72,861,569
-----------------------------------------------------------------------------------------------------------------------=============
Conglomerates .08%             Cathay International Ltd. 13% due 04/15/2008+ (F)                              6,000        3,030,000
-----------------------------------------------------------------------------------------------------------------------=============
Consumer Products 1.10%        Chattem, Inc. 8 7/8% due 04/01/2008                                           14,500       11,672,500
                               Rayovac Corp. 10 1/4% due 11/01/2006                                           9,250        9,527,500
                               Riddell Sports, Inc. 10 1/2% due 07/15/2007                                   12,000        9,300,000
                               Scotts Co. 8 5/8% due 01/15/2009+                                              9,000        8,685,000
                               Total                                                                                      39,185,000
-----------------------------------------------------------------------------------------------------------------------=============
Containers 1.08%               Portola Packaging, Inc. 10 3/4% due 10/01/2005                                 7,550        6,153,250
                               Stone Container Corp. 1st Mtg. Notes 10 3/4% due 10/01/2002                   10,000       10,187,500
                               U.S. Can Corp. 10 1/8% due 10/15/2006                                         15,000       15,450,000
                               Vicap SA 11 3/8% due 05/15/2007 (F)                                            7,500        6,637,500
                               Total                                                                                      38,428,250
-----------------------------------------------------------------------------------------------------------------------=============
Diversified Financial
Services .33%                  Willis Corroon Corp. 9% due 02/01/2009                                        14,000       11,830,000
-----------------------------------------------------------------------------------------------------------------------=============

8


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Diversified Media 1.08%        Ackerley Group, Inc. 9% due 01/15/2009                                      $ 15,000    $  13,837,500
                               CEI Citicorp Holdings SA 9 3/4% due 02/14/2007 (F)                             5,000        4,925,000
                               Heritage Media Corp. 8 3/4% due 02/15/2006                                    10,000        9,850,000
                               Lamar Media Corp. 9 5/8% due 12/01/2006                                       10,000       10,100,000
                               Total                                                                                      38,712,500
-----------------------------------------------------------------------------------------------------------------------=============
Electric Utilities .20%        AEI Holding Co. 10 1/2% due 12/15/2005+                                       12,000        2,460,000
                               P&L Coal Holdings Corp. 8 7/8% due 05/15/2008                                  5,000        4,737,500
                               Total                                                                                       7,197,500
-----------------------------------------------------------------------------------------------------------------------=============
Emerging Markets               Panama (Republic of) 8 7/8% due 09/30/2027 (F)                                10,000        8,462,500
Sovereign Debt                 Republic of Argentina 11 3/8% due 01/30/2017 (F)                              10,000        8,975,000
1.06%                          Republic of Venezuela 9 1/4% due 09/15/2027 (F)                               10,000        6,593,750
                               State of Qatar 9 3/4% due 06/15/2030+ (F)                                      3,650        3,595,159
                               United Mexican States 9 7/8% due 01/15/2007 (F)                               10,000       10,325,000
                               Total                                                                                      37,951,409
-----------------------------------------------------------------------------------------------------------------------=============
Energy 2.38%                   CODA Energy, Inc. 10 1/2% due 04/01/2006                                      10,000       10,112,500
                               Chesapeake Energy Corp. 9 5/8% due 05/01/2005                                 10,000        9,750,000
                               Cross Timbers Oil Co. 9 1/4% due 04/01/2007                                   10,000        9,775,000
                               HS Resources, Inc. 9 7/8% due 12/01/2003                                      12,500       12,531,250
                               KCS Energy, Inc. 8 7/8% due 01/15/2008++                                      15,000        7,875,000
                               KCS Energy, Inc. 11% due 01/15/2003++                                          9,300        8,881,500
                               Lomak Petroleum, Inc. 8 3/4% due 01/15/2007                                   10,000        8,650,000
                               Pogo Producing Co. 8 3/4% due 05/15/2007                                      10,000        9,500,000
                               Vintage Petroleum, Inc. 8 5/8% due 02/01/2009                                  8,500        8,181,250
                               Total                                                                                      85,256,500
-----------------------------------------------------------------------------------------------------------------------=============
Entertainment .09%             Loews Cineplex Entertainment Corp. 8 7/8% due 08/01/2008                       7,000        3,325,000
-----------------------------------------------------------------------------------------------------------------------=============
Food 1.65%                     Del Monte Foods Co. 0% to 12/15/2002, 12 1/2% to 12/15/2007**                 20,000       14,950,000
                               Delta Beverage Group, Inc. 9 3/4% due 12/15/2003                               6,400        6,072,000
                               Doane Pet Care Co. 9 3/4% due 05/15/2007                                       5,859        5,038,740
                               Leiner Health Products, Inc. 9 5/8% due 07/01/2007                            17,500       12,643,750
                               Pepsi-Gemex SA 9 3/4% due 03/30/2004 (F)                                      12,000       11,970,000
                               Twin Laboratories, Inc. 10 1/4% due 05/15/2006                                 8,400        8,400,000
                               Total                                                                                      59,074,490
-----------------------------------------------------------------------------------------------------------------------=============
Gaming 2.28%                   Aztar Corp. 8 7/8% due 05/15/2007                                             20,000       18,950,000
                               Harrah's Operating Co., Inc. 7 7/8% due 12/15/2005                             5,000        4,712,500
                               Mohegan Tribal Gaming Authority 8 3/4% due 01/01/2009                         27,000       25,785,000
                               Park Place Entertainment Corp. 7 7/8% due 12/15/2005                          12,000       11,310,000
                               Park Place Entertainment Corp. 9 3/8% due 02/15/2007                          15,000       15,075,000
                               Trump Atlantic City Funding, Inc. 11 1/4% due 05/01/2006                       8,000        5,680,000
                               Total                                                                                      81,512,500
-----------------------------------------------------------------------------------------------------------------------=============
Healthcare 1.03%               Fresenius Medical Capital Trust II 7 7/8% due 02/01/2008                       7,500        6,693,750
                               Integrated Health Services, Inc. 9 1/2% due 09/15/2007++                      20,000          500,000
                               Prime Medical Services, Inc. 8 3/4% due 04/01/2008                            12,500       10,437,500
                               Tenet Healthcare Corp. 8 5/8% due 01/15/2007                                  20,000       19,200,000
                               Total                                                                                      36,831,250
-----------------------------------------------------------------------------------------------------------------------=============
Homebuilders 1.00%             D.R. Horton, Inc. 10% due 04/15/2006                                          15,000       14,887,500
                               Lennar Corp. 7 5/8% due 03/01/2009                                            10,000        8,668,330
                               M.D.C. Holdings, Inc. 8 3/8% due 02/01/2008                                   13,500       12,015,000
                               Total                                                                                      35,570,830
-----------------------------------------------------------------------------------------------------------------------=============


                                                                               9


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Hotels .38%                    HMH Properties 7 7/8% due 08/01/2008                                        $ 15,000   $   13,537,500
-----------------------------------------------------------------------------------------------------------------------=============
Minerals/Metals .13%           Kaiser Aluminum & Chemical Corp. 10 7/8% due 10/15/2006                        5,000        4,775,000
-----------------------------------------------------------------------------------------------------------------------=============
Paper 1.53%                    Fonda Group, Inc. 9 1/2% due 03/01/2007                                        9,000        7,200,000
                               Four M Corp. Sr. Secured Notes Series A 12% due 06/01/2006                     8,500        7,862,500
                               Indah Kiat International Finance Co. 12 1/2% due 06/15/2006 (F)                7,500        5,268,750
                               Packaging Corp. of America 9 5/8% due 04/01/2009                              17,000       16,957,500
                               Tembec Industries, Inc. 8 5/8% due 06/30/2009 (F)                             18,000       17,370,000
                               Total                                                                                      54,658,750
-----------------------------------------------------------------------------------------------------------------------=============
Pollution Control .36%         Allied Waste North America, Inc. 7 7/8% due 01/01/2009                        15,000       12,862,500
-----------------------------------------------------------------------------------------------------------------------=============
Publishing/Printing .26%       R.H. Donnelly, Inc. 9 1/8% due 06/01/2008                                     10,000        9,462,500
-----------------------------------------------------------------------------------------------------------------------=============
Retail .43%                    Advanced Stores, Inc. 10 1/4% due 04/15/2008                                   5,000        4,150,000
                               Amazon.Com, Inc. 0% to 05/01/2003, 10% to 05/01/2008**                        12,000        6,540,000
                               Norton McNaughton, Inc. 12 1/2% due 06/01/2005                                 5,000        4,500,000
                               Total                                                                                      15,190,000
-----------------------------------------------------------------------------------------------------------------------=============
Services 2.00%                 Avis Group Holdings, Inc. 11% due 05/01/2009                                   9,000        9,427,500
                               Iron Mountain, Inc. 8 3/4% due 09/30/2009                                     20,000       18,500,000
                               Iron Mountain, Inc. 10 1/8% due 10/01/2006                                    22,750       22,863,750
                               Kinder Care Learning Center 9 1/2% due 02/15/2009                              7,500        6,937,500
                               Pierce Leahy Corp. 9 1/8% due 07/15/2007                                      10,000        9,600,000
                               UNICCO Service Co. 9 7/8% due 10/15/2007                                       4,444        4,266,240
                               Total                                                                                      71,594,990
-----------------------------------------------------------------------------------------------------------------------=============
Steel/Metals 1.14%             AK Steel Corp. 9 1/8% due 12/15/2006                                           6,500        6,272,500
                               Armco, Inc. 9% due 09/15/2007                                                 20,000       18,950,000
                               Republic Technologies International LLC 13 3/4% due 07/15/2009                10,000        1,656,250
                               WCI Steel, Inc. Sr. Secured Notes 10% due 12/01/2004                          15,000       14,025,000
                               Total                                                                                      40,903,750
-----------------------------------------------------------------------------------------------------------------------=============
Supermarkets .25%              Stater Brothers Holdings, Inc. 10 3/4% due 08/15/2006                         10,000        8,850,000
-----------------------------------------------------------------------------------------------------------------------=============
Technology 3.72%               DynCorp, Inc. 9 1/2% due 03/01/2007                                           13,500       10,327,500
                               Exodus Communications, Inc. 10 3/4% due 12/15/2009                            18,500       17,945,000
                               Exodus Communications, Inc. 11 5/8% due 07/15/2010+                           10,000       10,075,000
                               Fisher Scientific International, Inc. 9% due 02/01/2008                       17,000       15,640,000
                               Flextronics International Ltd. 9 7/8% due 07/01/2010+ (F)                      3,500        3,543,750
                               Globix Corp. 12 1/2% due 02/01/2010                                            5,000        4,125,000
                               L-3 Communications Corp. 10 3/8% due 05/01/2007                               15,000       15,337,500
                               Packard BioScience Co. 9 3/8% due 03/01/2007                                  10,000        9,150,000
                               United Defense Industries, Inc. 8 3/4% due 11/15/2007                         15,000       13,950,000
                               Verio, Inc. 10 5/8% due 11/15/2009                                            10,000       11,137,500
                               Verio, Inc. 11 1/4% due 12/01/2008                                            10,000       11,275,000
                               Viasystems, Inc. 9 3/4% due 06/01/2007                                        12,000       10,440,000
                               Total                                                                                     132,946,250
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunications 12.50%      AMSC Acquisition Co., Inc. 12 1/4% due 04/01/2008                             10,000        7,850,000
                               Clearnet Communications, Inc. 0% to 05/01/2004, 10 1/8% to 05/01/2009** (F)   20,000       12,100,000
                               Crown Castle International Corp. 10 3/4% due 08/01/2011                        3,250        3,310,938
                               Esprit Telecom Group plc 10 7/8% due 06/15/2008 (F)                           15,000       10,275,000
                               GST Network Funding, Inc. Sr. Secured Notes Zero Coupon due 05/01/2008++      16,400        7,831,000
                               Global Crossing Holdings Ltd. 9 5/8% due 05/15/2008 (F)                       21,000       20,475,000
                               Hyperion Telecommunication, Inc. Sr. Secured Notes 12 1/4% due 09/01/2004     10,000       10,150,000

10


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
                               ICG Holdings, Inc. 0% to 09/15/2000, 13 1/2% to 09/15/2005**                $ 40,000   $   38,700,000
                               Intermedia Communications, Inc. 0% to 07/15/2002, 11 1/4% to 07/15/2007**     25,000       19,750,000
                               Intermedia Communications, Inc. 0% to 03/01/2004, 12 1/4% to 03/01/2009**     23,800       14,458,500
                               Intermedia Communications, Inc. 9 1/2% due 03/01/2009                         20,000       19,100,000
                               KPNQWEST BV 8 1/8% due 06/01/2009 (F)                                         16,000       15,120,000
                               Level 3 Communications, Inc. 11 1/4% due 03/15/2010+                          17,500       17,325,000
                               Logix Communications Enterprises, Inc. 12 1/4% due 06/15/2008                  7,250        2,900,000
                               McLeod USA, Inc. 9 1/2% due 11/01/2008                                        22,000       21,615,000
                               Metromedia Fiber Network, Inc. 10% due 12/15/2009                             10,000        9,900,000
                               NEXTLINK Communications, Inc. 0% to 06/01/2004, 12 1/4% to 06/01/2009**       14,250        8,835,000
                               NEXTLINK Communications, Inc. 10 3/4% due 11/15/2008                          25,000       24,750,000
                               Nextel Communications, Inc. 0% to 02/15/2003, 9.95% to 02/15/2008**           35,000       25,812,500
                               Nextel Communications, Inc. 9 3/8% due 11/15/2009                             25,000       24,000,000
                               Orbital Imaging Corp. 11 5/8% due 03/01/2005                                  10,000        4,625,000
                               Price Communications Wireless, Inc. Sr. Secured Notes 9 1/8% due 12/15/2006    8,000        8,120,000
                               RSL Communications plc 12% due 11/01/2008 (F)                                 25,000       18,625,000
                               SBA Communications Corp. 0% to 03/01/2003, 12% to 03/01/2008**                16,000       11,360,000
                               Time Warner Telecom, Inc. 9 3/4% due 07/15/2008                               12,000       11,670,000
                               Triton PCS, Inc. 0% to 05/01/2003, 11% to 05/01/2008**                        15,000       10,950,000
                               Versatel Telecom BV 11 7/8% due 07/15/2009 (F)                                 5,000        4,950,000
                               Viatel, Inc. Sr. Secured Notes 11 1/4% due 04/15/2008 (F)                     17,000       12,665,000
                               VoiceStream Wireless Corp. 10 3/8% due 11/15/2009                             10,000       10,400,000
                               Western Wireless Corp. 10 1/2% due 02/01/2007                                 16,600       17,015,000
                               Williams Communications Group, Inc. 10 7/8% due 10/01/2009                    22,500       22,106,250
                               Total                                                                                     446,744,188
-----------------------------------------------------------------------------------------------------------------------=============
Textiles 1.03%                 Delta Mills, Inc. 9 5/8% due 09/01/2007                                        5,500        4,647,500
                               Guess, Inc. 9 1/2% due 08/15/2003                                             13,000       13,065,000
                               Interface, Inc. 9 1/2% due 11/15/2005                                         15,000       13,125,000
                               Levi Strauss & Co. 6.80% due 11/01/2003+                                       7,500        6,150,000
                               Total                                                                                      36,987,500
-----------------------------------------------------------------------------------------------------------------------=============
                               Total High-Yield Corporate Debt (Cost $2,338,434,228)                                   2,081,642,345
------------------------------------------------------------------------------------------------------------------------------------
Convertible Debt 14.49%
------------------------------------------------------------------------------------------------------------------------------------
Advertising .48%               Interpublic Group of Companies, Inc. 1.80% due 09/16/2004                     11,000       13,035,000
                               Interpublic Group of Companies, Inc. 1.87% due 06/01/2006                      4,275        4,146,750
                               Total                                                                                      17,181,750
-----------------------------------------------------------------------------------------------------------------------=============
Aerospace/Defense .15%         Orbital Sciences Corp. 5% due 10/01/2002                                       8,000        5,410,000
-----------------------------------------------------------------------------------------------------------------------=============
Biotechnology .64%             Affymetrix, Inc. 4 3/4% due 02/15/2007+                                        7,675        6,005,687
                               Alexion Pharmaceutical 5 3/4% due 03/15/2007+                                  3,750        3,089,063
                               Protein Design Labs, Inc. 5 1/2% due 02/15/2007                                3,000        3,757,500
                               Roche Holdings, Inc. Zero Coupon due 01/19/2015+                              10,775        9,966,875
                               Total                                                                                      22,819,125
-----------------------------------------------------------------------------------------------------------------------=============
Broadcasting .40%              Clear Channel Communications 1 1/2% due 12/01/2002                             3,470        3,400,600
                               Clear Channel Communications 2 5/8% due 04/01/2003                             5,000        6,481,250
                               Jacor Communications, Inc. Zero Coupon due 02/09/2018                          7,500        4,462,500
                               Total                                                                                      14,344,350
-----------------------------------------------------------------------------------------------------------------------=============
Computer: Hardware 1.00%       ASM Lithography Holding 4 1/4% due 11/30/2004+ (F)                            10,200       13,846,500
                               Solectron Corp. Zero Coupon due 01/27/2019                                    10,000        6,787,500
                               Solectron Corp. Zero Coupon due 05/08/2020                                    24,000       15,240,000
                               Total                                                                                      35,874,000
-----------------------------------------------------------------------------------------------------------------------=============

                                                                              11


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Computer: Software 2.25%       Affiliated Computers Services, Inc. 4% due 03/15/2005                        $ 8,000    $   7,840,000
                               America Online, Inc. Zero Coupon due 12/06/2019                                3,250        1,645,313
                               Arbor Software Corp. 4 1/2% due 03/15/2005                                    13,150       11,572,000
                               DoubleClick, Inc. 4 3/4% due 03/15/2006                                        4,000        4,290,000
                               Exodus Communications 4 3/4% due 07/15/2008                                    4,000        5,855,000
                               Juniper Networks, Inc. 4 3/4% due 03/15/2007                                  14,100       15,651,000
                               Mercury Interactive Corp. 4 3/4% due 07/01/2007+                               1,800        1,905,750
                               National Data Corp. 5% due 11/01/2003                                         18,000       14,940,000
                               Rational Software Corp. 5% due 02/01/2007+                                     8,500       12,441,875
                               USinternetworking, Inc. 7% due 11/01/2004                                      3,000        4,215,000
                               Total                                                                                      80,355,938
-----------------------------------------------------------------------------------------------------------------------=============
Diversified Manufacturing .20% Credit Suisse First Boston 2 5/8% due 04/20/2003                               7,500        6,993,750
-----------------------------------------------------------------------------------------------------------------------=============
Drugs 2.36%                    Elan Finance Corp. Ltd. Zero Coupon due 12/14/2018 (F)                        40,000       29,400,000
                               Ivax Corp. 5 1/2% due 05/15/2007+                                             10,000       13,100,000
                               Roche Holdings, Inc. Zero Coupon due 04/20/2010+                              50,000       26,312,500
                               SBC Jersey 2 1/2% due 07/07/2002+ (F)                                          6,000        5,692,500
                               Swiss Life Finance Ltd. 2% due 05/20/2003 (F)                                  3,000        2,992,500
                               Swiss Life Finance Ltd. 2% due 05/20/2003+ (F)                                 7,000        6,973,750
                               Total                                                                                      84,471,250
-----------------------------------------------------------------------------------------------------------------------=============
Electronics .35%               SCI Systems, Inc. 3% due 03/15/2007                                           12,700       12,446,000
-----------------------------------------------------------------------------------------------------------------------=============
Electronics:                   ASE Test Ltd. 1% due 07/01/2004+ (F)                                           8,000       10,170,000
Semiconductor 2.17%            Burr-Brown Corp. 4 1/4% due 02/15/2007+                                        4,400        7,403,000
                               Cypress Semiconductor Corp. 3 3/4% due 07/01/2005                              5,500        5,383,125
                               Cypress Semiconductor Corp. 4% due 02/01/2005                                 12,000       13,935,000
                               LSI Logic Corp. 4% due 02/15/2005                                              5,000        5,281,250
                               Lattice Semiconductor Co. 4 3/4% due 11/01/2006                                3,000        5,426,250
                               STMicroelectronics NV Zero Coupon due 09/22/2009 (F)                           6,500       11,220,625
                               Semtech Corp. 4 1/2% due 02/01/2007+                                          10,000       10,925,000
                               Vitesse Semiconductor Corp. 4% due 03/15/2005+                                 8,500        7,883,750
                               Total                                                                                      77,628,000
-----------------------------------------------------------------------------------------------------------------------=============
Food/Beverage .19%             Credit Suisse First Boston 2 1/4% due 03/16/2004                               7,500        6,949,125
-----------------------------------------------------------------------------------------------------------------------=============
Hospital Supplies .19%         Centocor, Inc. 4 3/4% due 02/15/2005                                           5,000        6,768,750
-----------------------------------------------------------------------------------------------------------------------=============
Insurance .11%                 CII Financial, Inc. 7 1/2% due 09/15/2001                                      6,000        4,042,500
-----------------------------------------------------------------------------------------------------------------------=============
Leisure .01%                   AMF Bowling, Inc. Zero Coupon due 05/12/2018                                  11,996          359,880
-----------------------------------------------------------------------------------------------------------------------=============
Lodging .16%                   Hilton Hotels Corp. 5% due 05/15/2006                                          7,000        5,538,750
-----------------------------------------------------------------------------------------------------------------------=============
Merchandising .04%             Rite Aid Corp. 5 1/4% due 09/15/2002                                           2,500        1,509,375
-----------------------------------------------------------------------------------------------------------------------=============
Miscellaneous .48%             Merrill Lynch & Co. 1 1/2% due 12/15/2005                                     15,000       17,118,750
-----------------------------------------------------------------------------------------------------------------------=============
Oil 1.36%                      Devon Energy Corp. 4.95% due 08/15/2008                                       17,500       16,778,125
                               Loews Corp. 3 1/8% due 09/15/2007                                              6,000        5,010,000
                               Parker Drilling Co. 5 1/2% due 08/01/2004                                     13,000       10,708,750
                               Swift Energy Co. 6 1/4% due 11/15/2006                                        10,000       10,087,500
                               Texaco Capital, Inc. 3 1/2% due 08/05/2004                                     6,250        5,968,750
                               Total                                                                                      48,553,125
-----------------------------------------------------------------------------------------------------------------------=============
Publishing .31%                Mail-Well, Inc. 5% due 11/01/2002                                              7,500        6,225,000
                               Scholastic Corp. 5% due 08/15/2005                                             5,000        4,956,250
                               Total                                                                                      11,181,250
-----------------------------------------------------------------------------------------------------------------------=============

12


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications 1.64%       Bell Atlantic Financial Services 5 3/4% due 04/01/2003                       $ 4,500    $   4,390,290
                               COLT Telecom Group plc 2% due 04/03/2007+ (F)                             EUR  3,000        2,362,387
                               Commscope, Inc. 4% due 12/15/2006                                              8,500        9,296,875
                               EchoStar Communications Corp. 4 7/8% due 01/01/2007+                          15,050       14,335,125
                               NTL, Inc. 5 3/4% due 12/15/2009+                                              12,000        9,585,000
                               Nextel Communications, Inc. 5 1/4% due 01/15/2010+                             7,000        7,166,250
                               US Cellular Corp. Zero Coupon due 06/15/2015                                  14,000        8,435,000
                               Versatel Telecom BV 4% due 03/30/2005 (F)                                 EUR  3,200        2,874,954
                               Total                                                                                      58,445,881
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Convertible Debt (Cost $495,878,191)                                                517,991,549
-----------------------------------------------------------------------------------------------------------------------=============
Preferred Stocks .30%                                                                                         Shares
------------------------------------------------------------------------------------------------------------------------------------
Banks: Money Center .30%       California Federal Capital Series A 9.125%                                    500,000      10,593,750
                               Total Preferred Stocks (Cost $12,837,500)                                                  10,593,750
-----------------------------------------------------------------------------------------------------------------------=============
Convertible-Preferred Stocks 4.24%
------------------------------------------------------------------------------------------------------------------------------------
Banks: Regional .00%           Crossland Savings FSB Brooklyn $1.8125                                       375,000           60,000
-----------------------------------------------------------------------------------------------------------------------=============
Broadcasting .57%              Cox Communications, Inc. 7%                                                  200,000       12,287,500
                               MediaOne Group, Inc. 7%                                                      100,000        4,050,000
                               Sinclair Broadcast Group, Inc. 6%                                            127,000        3,937,000
                               Total                                                                                      20,274,500
-----------------------------------------------------------------------------------------------------------------------=============
Chemicals .16%                 Monsanto Co. 6.50%                                                           128,000        5,792,000
-----------------------------------------------------------------------------------------------------------------------=============
Computer Services .02%         NBC Internet, Inc. 7.25%                                                      35,000          813,750
-----------------------------------------------------------------------------------------------------------------------=============
Entertainment .23%             Seagram Co. Ltd. 7.50% (F)                                                   155,000        8,331,250
-----------------------------------------------------------------------------------------------------------------------=============
Financial Services .28%        WBK STRYPES Trust 10%                                                        300,000        9,900,000
-----------------------------------------------------------------------------------------------------------------------=============
Insurance .83%                 American General Corp. 6%                                                    150,000       11,700,000
                               Amerus Life Holdings, Inc. 7%                                                355,000        7,654,688
                               MetLife Capital Trust I 8%                                                   147,000       10,170,562
                               Total                                                                                      29,525,250
-----------------------------------------------------------------------------------------------------------------------=============
Machinery .13%                 Ingersoll-Rand Co. 6.75%                                                     225,000        4,584,375
-----------------------------------------------------------------------------------------------------------------------=============
Merchandising .12%             CVS Auto Exchange Trust 6%                                                    60,000        4,248,750
-----------------------------------------------------------------------------------------------------------------------=============
Natural Gas .14%               Semco Energy, Inc. 11%                                                       480,000        5,010,000
-----------------------------------------------------------------------------------------------------------------------=============
Oil .03%                       Lomak Financing Trust 5.75%                                                   54,300          923,100
-----------------------------------------------------------------------------------------------------------------------=============
Oil: Crude Producers .35%      Kerr-McGee Corp. 5.50%                                                       252,000       12,537,000
-----------------------------------------------------------------------------------------------------------------------=============
Paper and Forest Products .47% Georgia-Pacific Group 7.50%                                                  350,000       11,200,000
                               International Paper Capital Trust 5.25%                                      150,000        5,681,250
                               Total                                                                                      16,881,250
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunications .34%        AMDOCS Automatic Co. 6.75%                                                    75,000        4,734,375
                               UnitedGlobalCom, Inc. 7%                                                     120,000        7,470,000
                               Total                                                                                      12,204,375
-----------------------------------------------------------------------------------------------------------------------=============
Utilities: Electrical .57%     AES Trust VII 6%+                                                            200,000       11,881,250
                               TXU Corp. 9.25%                                                              220,000        8,552,500
                               Total                                                                                      20,433,750
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Convertible-Preferred Stocks (Cost $164,391,868)                                    151,519,350
-----------------------------------------------------------------------------------------------------------------------=============
Common Stocks .36%
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology .08%             Human Genome Sciences*                                                        20,942        2,793,139
-----------------------------------------------------------------------------------------------------------------------=============
Computer: Hardware .16%        EMC Corp.*                                                                    75,000        5,770,313
-----------------------------------------------------------------------------------------------------------------------=============

                                                                              13


                               Statement of Net Assets (continued)
                               June 30, 2000
                                                                                                           Principal
                                                                                                              Amount
                               Investments                                                                     (000)           Value
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications .12%        GST Telecommunications, Inc.*+++                                             135,000     $     59,063
                               Intermedia Communications, Inc.*                                              21,900          651,525
                               Nextel Communications, Inc.*                                                  40,280        2,464,633
                               Viatel, Inc.*                                                                 33,657          961,328
                               Total                                                                                       4,136,549
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Common Stocks (Cost $8,240,793)                                                      12,700,001
-----------------------------------------------------------------------------------------------------------------------=============
Warrants .02%
------------------------------------------------------------------------------------------------------------------------------------
Financial: Miscellaneous .01%  Motient Corp. Expiring 04/01/2008+*                                           10,000          401,250
-----------------------------------------------------------------------------------------------------------------------=============
Technology .00%                Republic Technology Expiring 07/15/2009*                                      10,000               50
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunications .01%        Orbital Imaging Corp. Expiring 03/01/2005+*                                   10,000          201,250
                               Splitrock Services, Inc. Expiring 07/15/2008*                                  1,500          279,750
                               Total                                                                                         481,000
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Warrants (Cost $21,600)                                                                 882,300
-----------------------------------------------------------------------------------------------------------------------=============
Commercial Mortgage-Backed Securities 1.55%                                                   Principal Amount (000)
------------------------------------------------------------------------------------------------------------------------------------
                               Commercial Mortgage Asset Trust 7.55% due 01/17/2010                         $ 5,000        4,997,275
                               Credit Suisse First Boston 6.30% due 11/15/2008                               20,000       18,479,360
                               Credit Suisse First Boston 6.52% due 07/17/2007                               23,120       21,989,871
                               DLJ Commercial Mortgage Corp. 6.41% due 02/15/2008                             5,000        4,660,480
                               GE Capital Mortgage Services, Inc. 7% due 10/25/2010                             552          534,362
                               LB Commercial Conduit Mortgage Trust 6.21% due 10/15/2008                      5,000        4,586,575
                               Total Commercial Mortgage-Backed Securities (Cost $58,086,814)                             55,247,923
-----------------------------------------------------------------------------------------------------------------------=============
Mortgage-Backed Securities 7.76%
------------------------------------------------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp. 6 1/2% due 02/01/2029                        22,857       21,602,054
                               Federal Home Loan Mortgage Corp. 8% due on an announced basis                 60,000       60,337,800
                               Federal National Mortgage Association 7% due 09/01/2029                       24,591       23,742,670
                               Federal National Mortgage Association 8% due 02/01/2030                       66,535       66,832,195
                               Federal National Mortgage Association 8% due 03/01/2030                        8,714        8,752,735
                               Federal National Mortgage Association 8 1/2% due 04/01/2030                   20,000       20,379,001
                               Federal National Mortgage Association 8 1/2% due 07/01/2030                   25,000       25,473,750
                               Government National Mortgage Association 8% due 03/15/2030                    24,721       25,000,423
                               Government National Mortgage Association 8% due on an announced basis         25,000       25,265,750
                               Total Mortgage-Backed Securities (Cost $278,222,066)                                      277,386,378
-----------------------------------------------------------------------------------------------------------------------=============
U.S. Government and Agency Issues 3.25%
------------------------------------------------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp. 10% due 09/20/2000                           50,000       50,375,000
                               U.S. Treasury Note 7 1/2% due 05/15/2002                                      40,000       40,737,600
                               U.S. Treasury Note 8 1/2% due 11/15/2000                                      25,000       25,195,250
                               Total U.S. Government and Agency Issues (Cost $117,950,173)                               116,307,850
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Long-Term Investments (Cost $3,798,724,584)                                       3,543,424,808
-----------------------------------------------------------------------------------------------------------------------=============
Short-Term Investments 1.34%
------------------------------------------------------------------------------------------------------------------------------------
                               Associates Corp. 6.95% due 07/03/2000                                         23,930       23,930,000
                               Chase Time Deposit 6.50% due 07/03/2000                                       24,000       24,000,000
                               Total Short-Term Investments (Cost $47,930,000)                                            47,930,000
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments 100.46% (Cost $3,846,654,584)                                         3,591,354,808
-----------------------------------------------------------------------------------------------------------------------=============
Other Assets, Less Liabilities (.46)%                                                                                    (16,559,326
-----------------------------------------------------------------------------------------------------------------------=============
Net Assets 100.00%                                                                                                    $3,574,795,482
-----------------------------------------------------------------------------------------------------------------------=============

14


                               Statement of Net Assets (continued)
                               June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                               Class A Shares-Net asset value  ($2,193,123,016 / 250,911,672  shares  outstanding)             $8.74
                               Maximum offering price (net asset value plus sales charge  of 4.75% of the offering price)      $9.18
                               Class B Shares-Net asset value ($811,515,422 / 92,818,620 shares outstanding)                   $8.74
                               Class C Shares-Net asset value ($517,952,800 / 59,170,474 shares outstanding)                   $8.75
                               Class P Shares-Net asset value ($624,748 / 70,691 shares outstanding)                           $8.84
                               Class Y Shares-Net asset value ($51,579,496 / 5,909,786 shares outstanding)                     $8.73

                              *Non-income producing security.
                             **Deferred-interest debentures pay no interest for a stipulated number of years, after which time they pay a
                               predetermined coupon rate.
                              +Restricted security under Rule 144A.
                             ++Defaulted security.
                            +++Security valued by the Board of Directors.
                            (F)Foreign issuer.
                           EUR Euro.
                                See Notes to Financial Statements.

                               Statement of Operations

Investment Income                                                                                     Six Months Ended June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Income        Interest                                                                                                $ 157,317,773
              Dividends                                                                                                   6,548,921
              Total income                                                                                              163,866,694
------------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                              8,279,844
              12b-1 distribution plan-Class A                                                                             3,895,658
              12b-1 distribution plan-Class B                                                                             4,056,229
              12b-1 distribution plan-Class C                                                                             2,637,210
              12b-1 distribution plan-Class P                                                                                   785
              Shareholder servicing                                                                                       2,681,763
              Reports to shareholders                                                                                       235,001
              Registration                                                                                                  206,655
              Professional                                                                                                  101,522
              Directors' fees                                                                                                48,160
              Other                                                                                                         185,035
              Total expenses before reductions                                                                           22,327,862
------------------------------------------------------------------------------------------------------------------------------------
              Expense reductions                                                                                           (203,388)
------------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                               22,124,474
------------------------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                     141,742,220
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments and Foreign Currency Transactions
====================================================================================================================================
Net realized loss from investment and foreign currency transactions                                                     (18,151,491)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation of investments and foreign currency holdings                                      (99,435,972)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency transactions                                      (117,587,463)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                  $  24,154,757
====================================================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                 Six Months Ended        Year Ended
                                                                                                          June 30,     December 31,
Increase (Decrease) in Net Assets                                                                             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                 $  141,742,220   $  296,475,22
4
              Net realized loss from investment and foreign currency transactions                      (18,151,491)     (88,204,475)

              Net change in unrealized depreciation of investments and foreign currency holdings       (99,435,972)     (75,599,179)

              Net increase in net assets resulting from operations                                      24,154,757      132,671,570
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                                  (95,146,062)    (192,354,033)
              Class B                                                                                  (31,924,304)     (58,055,378)
              Class C                                                                                  (20,754,811)     (41,241,035)
              Class P                                                                                      (14,850)          (7,532)
              Class Y                                                                                   (2,283,875)      (3,278,597)
              Total                                                                                   (150,123,902)    (294,936,575)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
              Net proceeds from sales of shares                                                        256,020,804      952,817,978
              Net asset value of shares issued in reinvestment of distributions                        100,404,940      195,455,819
              Total                                                                                    356,425,744    1,148,273,797
------------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                               (433,283,721)    (748,509,944)
------------------------------------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from capital share transactions                (76,857,977)     399,763,853
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                                     (202,827,122)     237,498,848
------------------------------------------------------------------------------------------------------------------------------------

Net Assets    Beginning of period                                                                    3,777,622,604    3,540,123,756
              End of period+                                                                        $3,574,795,482   $3,777,622,604
====================================================================================================================================

             +Including undistributed  (overdistributed) net investment income of $(1,241,937) and $7,139,745,  respectively,  as of
June 30, 2000 and December 31, 1999. See Notes to Financial Statements.

      Financial Highlights

                                                                                                                      Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                               Six Months Ended                                              Year Ended December 31,
Per Share Operating Performance:                  June 30, 2000         1999           1998          1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $9.05           $9.45         $9.76         $9.41         $9.29      $8.71
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income                               .35(b)          .75(b)        .76(b)        .75(b)        .81        .85

      Net realized and unrealized gain (loss)on investments
      and foreign currency transactions                  (.28)           (.40)         (.31)          .40           .17        .606

      Total from investment operations                    .07             .35           .45          1.15           .98       1.456
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income               (.38)           (.75)         (.76)         (.80)         (.86)      (.876)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $8.74           $9.05         $9.45         $9.76         $9.41       $9.29
------------------------------------------------------------------------------------------------------------------------------------

Total Return(a)                                           .64%(c)        3.91%         4.76%        12.70%        11.16%      17.50%
====================================================================================================================================

      Ratios to Average Net Assets:
      Expenses(e)                                         .50%(c)         .92%          .88%          .89%          .89%        .82%
      Net investment income                              4.02%(c)        8.17%         7.85%         7.89%         8.77%       9.41%
====================================================================================================================================




                                                                                                                  Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months Ended           Year Ended December 31,    8/1/1996(d) to
Per Share Operating Performance:                                  June 30, 2000         1999      1998       1997         12/31/1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $9.05       $9.44      $9.75     $9.41          $9.13
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income                                                  .33(b)      .69(b)     .69(b)    .68(b)         .34

      Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                      (.29)       (.39)      (.31)      .38            .26

      Total from investment operations                                       .04         .30        .38      1.06            .60
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                                  (.35)       (.69)      (.69)     (.72)          (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $8.74       $9.05      $9.44     $9.75          $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                              .42%(c)    3.29%      3.98%    11.85%          6.57%(c)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(e)                                                            .82%(c)    1.60%      1.60%     1.63%           .70%(c)
      Net investment income                                                 3.69%(c)    7.49%      7.13%     7.06%          3.37%(c)
====================================================================================================================================

    (a)       Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
    (b)       Calculated using average shares outstanding during the period.
    (c)       Not annualized.
    (d)       Commencement of offering respective class shares.
    (e)       The ratios for 2000, 1999 and 1998 include expenses paid through an expense offset arrangement.
              See Notes to Financial Statements.

      Financial Highlights

                                                                                                                      Class C Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                Six Months Ended          Year Ended  December 31,   7/15/1996(d) to
Per Share Operating Performance:                                   June 30, 2000         1999      1998       1997        12/31/1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $9.06        $9.46      $9.77     $9.41         $9.05
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income                                               .33(b)          .69(b)     .69(b)    .69(b)        .35

      Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                   (.29)          (.40)       (.31)      .39          .33

      Total from investment operations    .                               .04             .29        .38      1.08           .68
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                                (.35)           (.69)     (.69)     (.72)         (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $8.75        $9.06      $9.46     $9.77         $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                           .43%(c)        3.17%      3.98%    11.97%         7.86%(c)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(e)                                                         .82%(c)        1.60%      1.60%     1.58%          .75%(c)
      Net investment income                                                 3.70%(c)     7.49%      7.13%     7.16%         3.72%(c)
====================================================================================================================================


                                                                           Class P Shares                            Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                  Six Months      YearEnded  8/21/1998(d)     Six Months    Year Ended  3/27/1998(d)
                                                       Ended   December 31,            to          Ended   December 31,           to
Per Share Operating Performance:               June 30, 2000           1999    12/31/1998  June 30, 2000          1999   12/31/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $9.05          $9.45         $9.54           $9.04        $9.44     $9.98
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income(b)                           .35            .73           .25             .37          .78       .59

      Net realized and unrealized loss on investments
      and foreign currency transactions                 (.19)          (.39)         (.09)           (.29)        (.40)     (.54)

      Total from investment operations                   .16            .34           .16             .08          .38       .05
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income              (.37)          (.74)         (.25)           (.39)        (.78)     (.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.84          $9.05         $9.45           $8.73        $9.04     $9.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                         1.62%(c)       3.86%         1.73%(c)         .83%(c)     4.27%      .55%(c)
====================================================================================================================================

      Ratios to Average Net Assets:
      Expenses(e)                                        .55%(c)       1.05%          .38%(c)         .32%(c)      .60%      .46%(c)
      Net investment income                             3.90%(c)       8.10%         2.90%(c)        4.19%(c)     8.52%     6.24%(c)
====================================================================================================================================



                                          Six Months Ended                                               Year Ended December 31,
Supplemental Data for All Classes:           June 30, 2000           1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)           $3,574,795     $3,777,623    $3,540,124    $2,866,184    $2,129,421    $1,339,508

      Portfolio turnover rate                        39.87%         67.93%        86.48%        89.14%       106.79%       134.90%
------------------------------------------------------------------------------------------------------------------------------------

    (a)       Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
    (b)       Calculated using average shares outstanding during the period.
    (c)       Not annualized.
    (d)       Commencement of offering respective class shares.
    (e)       The ratios for 2000, 1999 and 1998 include expenses paid through an expense offset arrangement.
              See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Bond-Debenture Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end manage ment investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds and notes, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of bonds and notes. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost which approxi mates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the se curities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Interest income including discount amortization on zero coupon bonds is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Company has elected not to amortize premiums on bonds, which is consistent with the treatment for federal income tax purposes. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) The Company enters into forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from investment and foreign currency transactions. Risks may arise due to changes in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts.

(e) The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Agreement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Other expenses include approximately $83,314 accrued pursuant to this Servicing Agreement.


2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets for each month at the following annual rates: 0.50% on the first $500 million and 0.45% on assets over $500 million. At June 30, 2000, the management fee payable was $1,330,228.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value ofClass A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service fee and a distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service fee and a distribution fee of 0.20% and 0.25%, respec tively, of the average daily net asset value of the Class P shares. Class Y does not have a plan. At June 30, 2000, the 12b-1 fees payable with respect to all classes of shares aggregated $2,142,050.

Distributor received $551,128 representing payment of commissions on sales of Class A shares after deducting $2,793,633 allowed to auth orized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.



3. Distributions

Dividends from net investment income are declared and paid monthly. Capital gain distributions, if any, will be made annually. At June 30, 2000, accumulated net realized loss for financial re porting purposes aggregated $115,543,275.

The Company had a capital loss carryforward as of June 30, 2000 of approximately $101,251,695 of which $11,240,802 expires in 2003 and $90,010,893 in 2007. No capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Income and capital gains dis tributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with accounting principles generally accepted in the United States of America.


4. Capital

The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-300 million shares, Class B-160 million shares, Class C-80 million shares, Class P-160 million shares and

Class Y-300 million shares. Paid in capital amounted to $3,946,880,470 at June 30, 2000. Trans actions in shares of capital stock were as follows:


                              Six Months Ended                     Year Ended

                                 June 30, 2000              December 31, 1999
--------------------------------------------------------------------------------

Class A                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------

Sales of shares     15,290,038   $ 134,751,479     46,204,380   $ 427,164,662

Shares issued to
shareholders in
reinvestment of
dividends            7,558,430      66,516,013     14,347,378     131,444,164

Total               22,848,468     201,267,492     60,551,758     558,608,826
--------------------------------------------------------------------------------

Shares reacquired  (29,351,983)   (258,858,319)   (48,782,581)   (447,064,212)

Increase (decrease) (6,503,515)  $ (57,590,827)    11,769,177   $ 111,544,614
--------------------------------------------------------------------------------


                              Six Months Ended                     Year Ended
                                 June 30, 2000              December 31, 1999
--------------------------------------------------------------------------------

Class B                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------

Sales of shares      8,396,044    $ 73,971,647     32,292,536   $ 298,330,831

Shares issued to
shareholders in
reinvestment of
dividends            2,114,983      18,622,820      3,749,435      34,311,846

Total               10,511,027      92,594,467     36,041,971     332,642,677
--------------------------------------------------------------------------------

Shares reacquired  (10,595,174)    (93,616,064)   (14,195,926)   (129,722,785)

Increase (decrease)    (84,147)   $ (1,021,597)    21,846,045   $ 202,919,892
--------------------------------------------------------------------------------


                              Six Months Ended                     Year Ended
                                 June 30, 2000              December 31, 1999
--------------------------------------------------------------------------------

Class C                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------

Sales of shares      5,075,494    $ 44,791,440     22,171,975   $ 205,282,312

Shares issued to
shareholders in
reinvestment of
dividends            1,470,352      12,968,912      2,880,804      26,417,246

Total                6,545,846      57,760,352     25,052,779     231,699,558
--------------------------------------------------------------------------------

Shares reacquired   (8,883,649)    (78,584,135)   (18,654,738)   (171,504,635)

Increase (decrease) (2,337,803)   $(20,823,783)     6,398,041   $  60,194,923
--------------------------------------------------------------------------------


                              Six Months Ended                     Year Ended
                                 June 30, 2000              December 31, 1999
--------------------------------------------------------------------------------

Class P                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------

Sales of shares         90,116       $ 799,455         25,320        $229,776

Shares issued to
shareholders in
reinvestment of
dividends                1,548          13,698            636           5,778

Total                   91,664         813,153         25,956         235,554
--------------------------------------------------------------------------------

Shares reacquired      (46,301)       (411,253)          (642)         (5,812)

Increase                45,363       $ 401,900         25,314        $229,742
--------------------------------------------------------------------------------


                              Six Months Ended                     Year Ended
                                 June 30, 2000              December 31, 1999
--------------------------------------------------------------------------------

Class Y                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------

Sales of shares        191,754     $ 1,706,783      2,382,642     $21,810,397

Shares issued to
shareholders in
reinvestment of
dividends              259,951       2,283,497        359,490       3,276,785

Total                  451,705       3,990,280      2,742,132      25,087,182
--------------------------------------------------------------------------------

Shares reacquired     (206,586)     (1,813,950)       (23,664)       (212,500)

Increase               245,119     $ 2,176,330      2,718,468     $24,874,682
--------------------------------------------------------------------------------


5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Govern ment obligations, short-term investments and foreign currency transactions) aggregated $1,435,156,345 and $1,567,928,320, respectively. Purchases and sales of U.S. Government obli gations aggregated $338,792,107 and $102,711,791, respectively. As of June 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $255,299,776, of which $86,264,277 related to appreciated securities and $341,564,053 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was substantially the same as the cost for financial reporting purposes.


6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Direct ors' fees payable at June 30, 2000, under a deferred compensation plan, were $538,328.


7. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is .09% per annum. There were no loans outstanding pursuant to this Facility at June 30, 2000, and the Facility was not utilized at any time during the period.


8. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund:

We have audited the accompanying statement of net assets of Lord Abbett Bond-Debenture Fund (the "Company") as of June 30, 2000, the related statements of operations for the six-month period then ended and of changes in net assets for each of the periods in the eighteen-month period then ended and the financial highlights for each of the periods presented. These financial state ments and the financial highlights are the responsibility of the Company's manage ment. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes exam ining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund at June 30, 2000, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


 [GRAPHIC OMITTED]
  New York, New York
 August 10, 2000

 Our Management

  Board of Directors
  Robert S. Dow
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*+
  E. Thayer Bigelow*
  Stewart S. Dixon*+
  John C. Jansing*+
  C. Alan MacDonald*
  Hansel B. Millican, Jr.*
  Thomas J. Neff*
* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  90 Hudson Street
  Jersey City, NJ 07302-3973
  800-201-6984

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Wilmer, Cutler & Pickering
  Washington, DC


Copyright(C)2000 by Lord Abbett Bond-Debenture Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Funds                       Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund + ++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

* Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC                                           LABD-3-600
90 Hudson Street o Jersey City, New Jersey 07302-3973                       8/00